UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021
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FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

First National Corporation ("First National") held a special meeting of its shareholders in virtual format on Wednesday, June 16, 2021 at 10:00 a.m. related to the proposed merger (the "Merger") of First National’s wholly owned subsidiary, First Bank, with The Bank of Fincastle (“Fincastle”).  Of the 4,868,462 shares of First National’s common stock outstanding and entitled to vote at the special meeting, there were present, in person or by proxy, 3,887,503 shares, representing approximately 80% of the total outstanding shares. At the special meeting, First National shareholders voted on two proposals, as described in the prospectus and joint proxy statement of First National and Fincastle dated April 23, 2021, and cast their votes as described below.

Proposal 1 - The Issuance of First National Common Stock Proposal

First National's shareholders approved a proposal authorizing the issuance of First National common stock to the common shareholders of The Bank of Fincastle, pursuant to the Agreement and Plan of Merger, dated February 18, 2021, by and among First National, First Bank and Fincastle. The following is a tabulation of the voting results:

For	Against	Abstain	Broker Non-Votes
3,645,048	232,319	10,136	0

Proposal 2 - The Adjournment Proposal

First National's shareholders approved a proposal to adjourn the special meeting, if necessary, to permit further solicitation of proxies in favor of Proposal 1. The adjournment of the special meeting was not necessary because the First National’s shareholders approved Proposal 1. The following is a tabulation of the voting results:

For	Against	Abstain	Broker Non-Votes
3,644,907	226,824	15,772	0

Item 8.01	Other Events.

On June 22, 2021, First National and Fincastle issued a joint press release announcing that each company's shareholders, at separate meetings, approved the Merger. The joint press release announcing these shareholder approvals is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated June 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: June 22, 2021	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer